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                                                                    EXHIBIT 99.1

NEWS RELEASE

Investor Relations Contact:               Corporate Communications Contact:
Michael Buehler-Garcia                    Abbie Kendall
PDF Solutions, Inc.                       Armstrong Kendall, Inc.
Tel: (408) 938-4497                       Tel: (503) 672-4681
Email: mbg@pdf.com                        Email: abbie@akipr.com

               PDF SOLUTIONS(R) REPORTS FOURTH QUARTER AND TOTAL
                           YEAR 2003 FINANCIAL RESULTS

         SAN JOSE, Calif.--January 27, 2004--PDF Solutions, Inc. (Nasdaq: PDFS) the leading provider of process-design integration technologies to enhance IC manufacturability, today announced financial results for its fourth fiscal quarter and full fiscal year ended December 31, 2003.

         Revenue for the fourth fiscal quarter of 2003 totaled $12.1 million, an increase of 34% compared with revenue of $9.0 million for the fourth fiscal quarter of 2002. Pro forma net loss for the fourth fiscal quarter of 2003, excluding amortization of stock-based compensation and acquired intangible assets, totaled $135,000, or $0.01 per diluted share, compared with a pro forma net loss of $264,000, or $0.01 per diluted share, for the fourth fiscal quarter of 2002. Reported net loss for the fourth fiscal quarter of 2003 totaled $1.3 million, or $0.05 per diluted share, compared with a reported net loss of $806,000, or $0.04 per diluted share, for the fourth fiscal quarter of 2002. Revenue for the full fiscal year ended December 31, 2003 totaled $42.5 million with reported net loss for the fiscal year totaling $4.5 million or $0.19 per diluted share.

         "During 2003, we strengthened our competitive position by adding more of the world's leading semiconductor companies to our customer list and broadening our technology offering through both acquisition and new product development, while maintaining our healthy balance sheet," said John Kibarian, PDF's President and Chief Executive Officer.

         As previously announced, the company will hold a live conference call beginning at 3:00 p.m. PDT/6:00 p.m. EDT today to discuss the quarterly results. A live webcast of this conference call will be available on the company's website at http://ir.pdf.com/medialist.cfm. A

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replay of the call will be available at the same website address beginning approximately two hours after completion of the live call. Further, a copy of this press release, including the disclosure and reconciliation of certain non-GAAP financial measures to the most directly comparable GAAP measure, which non-GAAP measures may be used periodically by the company's management when discussing financial results with investors and analysts, will be available on the company's website at http://www.pdf.com/news_archive.phtml following the date of this release.

ABOUT PDF SOLUTIONS

PDF Solutions, Inc. (Nasdaq: PDFS) is the leading provider of process-design integration technologies for manufacturing integrated circuits (ICs). PDF's software, methodologies and services enable semiconductor companies to create IC designs that can be more easily manufactured using manufacturing processes that are more capable. By simulating deep sub-micron product and process interactions, the PDF solution offers clients reduced time to market, increased IC yield and performance, and enhanced product reliability and profitability. Headquartered in San Jose, Calif., PDF Solutions operates worldwide with additional offices in Europe and Japan. For more information, visit www.pdf.com.

PDF Solutions(R) is a registered trademark of PDF Solutions, Inc.

FORWARD-LOOKING STATEMENTS

Some of the statements in this press release are forward looking, including the statement regarding PDF's competitive positioning in the semiconductor industry. The words "strengthen", "adding", "broadening" and similar expressions also identify forward looking statements. Actual results could differ materially from those expressed in any forward-looking statements. Risks and uncertainties that could cause results to differ materially include risks associated with: any unforeseen industry changes; difficulties in modifying PDF's solutions on a timely basis; and changes in the marketplace for our solutions, including the introduction of products or services competitive with PDF's products and services. Readers should also refer to the risk disclosures set forth in PDF's periodic public filings with the Securities and Exchange Commission, including, without limitation, its annual report on Form 10-K, most recently filed on March 26, 2003, and on its quarterly reports Form 10-Q, most recently filed on November 20, 2003 as amended. The forward-looking statements contained in this release are made as of the date hereof, and PDF does not assume any obligation to update such statements nor the reasons why actual results could differ materially from those projected in such statements.

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                               PDF SOLUTIONS, INC.
                     CONSOLIDATED BALANCE SHEETS (Unaudited)
                                 (IN THOUSANDS)

                                                            DECEMBER 31,    DECEMBER 31,
                                                                2003            2002
                                                            ------------    ------------

                      ASSETS
Current assets:
     Cash and cash equivalents ..........................   $     39,110    $     71,490
     Accounts receivable, net of allowances .............         11,869           7,924
     Prepaid expenses and other current assets ..........          2,614           2,413
     Deferred tax assets ................................          1,808           1,993
                                                            ------------    ------------
          Total current assets ..........................         55,401          83,820
Property and equipment, net .............................          4,110           3,533
Goodwill ................................................         40,548             662
Intangible assets, net ..................................         22,906             220
Deferred tax assets .....................................             --           1,053
Other assets ............................................          1,002             511
                                                            ------------    ------------
          Total assets ..................................   $    123,967    $     89,799
                                                            ============    ============

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable ...................................   $        835    $        499
     Accrued compensation and related benefits ..........          1,952           1,143
     Other accrued liabilities ..........................          1,757           1,669
     Other acquisition obligations ......................          1,608              --
     Taxes payable ......................................          2,871           1,838
     Deferred revenues ..................................          3,300           4,496
     Billings in excess of recognized revenue ...........            465             606
                                                            ------------    ------------
          Total current liabilities .....................         12,788          10,251
Long term liabilities ...................................            287              54
Deferred tax liabilities ................................          4,340             752
                                                            ------------    ------------
          Total liabilities .............................         17,415          11,057
                                                            ------------    ------------

Stockholders' equity:
         Common stock ..................................               4               3
         Additional paid-in-capital ....................         129,568          99,884
         Deferred stock-based compensation .............            (688)         (1,340)
         Notes receivable from stockholders ............          (3,025)         (4,998)
         Accumulated deficit ...........................         (19,362)        (14,845)
         Accumulated other comprehensive income ........              55              38
                                                            ------------    ------------

          Total stockholders' equity ....................        106,552          78,742
                                                            ------------    ------------

          Total liabilities and stockholders' equity ....   $    123,967    $     89,799
                                                            ============    ============

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                               PDF SOLUTIONS, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                                               ------------------------------    ------------------------------
                                                               DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                   2003             2002             2003             2002
                                                               -------------    -------------    -------------    -------------

Revenue:
     Design-to-silicon-yield solutions .....................   $      10,454    $       7,587    $      35,629    $      33,685
     Gain share ............................................           1,615            1,407            6,897           10,039
                                                               -------------    -------------    -------------    -------------
          Total revenue ....................................          12,069            8,994           42,526           43,724
                                                               -------------    -------------    -------------    -------------

Cost and expenses:
     Cost of design-to-silicon-yield solutions:
       Direct costs of design-to-silicon yield solutions ...           3,686            3,362           14,412           14,986
       Amortization of acquired core technology ............           1,350               41            2,168              164
     Research and development ..............................           5,318            4,104           18,441           15,247
     Selling, general and administrative ...................           3,739            2,472           12,459           10,188
     Stock-based compensation amortization* ................             411              513            1,755            2,711
     Amortization of other acquired intangible assets ......             410               --              547               --
     Write-off of in-process research and development ......              --               --              800               --
                                                               -------------    -------------    -------------    -------------
          Total costs and expenses .........................          14,914           10,492           50,582           43,296
                                                               -------------    -------------    -------------    -------------

Income (loss) from operations ..............................          (2,845)          (1,498)          (8,056)             428
Interest and other income ..................................             197              409            1,195            1,549
                                                               -------------    -------------    -------------    -------------
Income (loss) before taxes .................................          (2,648)          (1,089)          (6,861)           1,977
Tax (benefit) provision ....................................          (1,373)            (283)          (2,345)           1,453
                                                               -------------    -------------    -------------    -------------
Net income (loss) ..........................................   $      (1,275)   $        (806)   $      (4,516)   $         524
                                                               =============    =============    =============    =============

Net income (loss) per share:
     Basic .................................................   $       (0.05)   $       (0.04)   $       (0.19)   $        0.02
                                                               =============    =============    =============    =============
     Diluted ...............................................   $       (0.05)   $       (0.04)    $      (0.19)   $        0.02
                                                               =============    =============    =============    =============

Weighted average common shares:
     Basic .................................................          25,010           22,271           23,278           21,962
                                                               =============    =============    =============    =============
     Diluted ...............................................          25,010           22,271           23,278           23,199
                                                               =============    =============    =============    =============

* Stock-based compensation amortization:
    Cost of design-to-silicon yield solutions ..............   $          52    $         154    $         345    $         826
    Research and development ...............................             314              230            1,099            1,341
    Selling, general and administrative ....................              45              129              311              544
                                                               -------------    -------------    -------------    -------------
                                                               $         411    $         513    $       1,755    $       2,711
                                                               =============    =============    =============    =============

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                               PDF SOLUTIONS, INC.
         RECONCILIATION OF REPORTED GAAP NET LOSS TO PRO FORMA NET LOSS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         THREE MONTHS ENDED
                                                     ----------------------------
                                                     DECEMBER 31,    DECEMBER 31,
                                                         2003            2002
                                                     ------------    ------------
Net loss .........................................   $     (1,275)   $       (806)

Stock-based compensation amortization ............            411             513

Amortization of intangibles, net of taxes ........            729              29

                                                     ------------    ------------
Pro forma net loss ...............................   $       (135)   $       (264)
                                                     ============    ============

Pro forma net loss per share - diluted ...........   $      (0.01)   $      (0.01)
                                                     ============    ============

Weighted average common shares - diluted .........         25,010          22,271
                                                     ============    ============

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